NO PREAY STRESS

Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	1.00x Base Case	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 50%	Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 50%	Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

PREPAY STRESS

Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	2.00x Base Case	1.00x Base Case	0.50x Base Case

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break
CDR - Yield Break
% Cum Loss 1st $ Principal Loss
CDR - 1st $ Principal Loss